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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CLARION PARTNERS PROPERTY TRUST INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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CLARION PARTNERS PROPERTY TRUST INC.

230 Park Avenue
New York, New York 10169

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Thursday, June 13, 2013

April 29, 2013

        To the Stockholders of Clarion Partners Property Trust Inc.:

        I am pleased to invite our stockholders to the 2013 Annual Meeting of Stockholders ("Annual Meeting") of Clarion Partners Property Trust Inc., a Maryland corporation (the "Company"). The Annual Meeting will be held on Thursday, June 13, 2013 at the principal executive offices of the Company, located at 230 Park Avenue, 12th Floor, New York, New York 10169, commencing at 1:00 p.m. (local time). At the Annual Meeting, you will be asked to (i) elect seven members to the Board of Directors and (ii) consider and act on such other matters as may properly come before the Annual Meeting and any adjournment thereof.

        Our Board of Directors has fixed the close of business on Friday, March 29, 2013 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Record holders of shares of our common stock, par value $0.01 per share, at the close of business on the record date are entitled to vote at the Annual Meeting.

        For further information regarding the matters to be acted upon at the Annual Meeting, I urge you to carefully read the accompanying proxy statement. If you have questions about the proposal or would like additional copies of the proxy statement, please contact our proxy solicitor, Boston Financial Data Services, Inc., at 1-855-800-9417.

        Whether you own a few or many shares and whether you plan to attend in person or not, it is important that your shares be voted on matters that come before the Annual Meeting. You may authorize a proxy to vote your shares via the Internet. Instructions for using this convenient service are provided on the enclosed proxy card and in the attached proxy statement. If you prefer, you may vote your shares by marking your votes on the proxy card, signing and dating it and mailing it in the postage paid return envelope provided or by voting in person at the Annual Meeting. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the directors' recommendations. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, reminding you to vote your shares.

        You are cordially invited to attend the Annual Meeting. Your vote is important.

By Order of the Board of Directors,
/s/ STEPHEN B. HANSEN
Stephen B. Hansen Chairman

CLARION PARTNERS PROPERTY TRUST INC.

CLARION PARTNERS PROPERTY TRUST INC.
230 Park Avenue
New York, New York 10169

PROXY STATEMENT

        The accompanying proxy, mailed together with this proxy statement (this "Proxy Statement") and our 2012 Annual Report, is solicited by and on behalf of the board of directors (the "Board of Directors" or the "Board") of Clarion Partners Property Trust Inc., a Maryland corporation (which we refer to in this Proxy Statement as the "Company"), for use at the 2013 Annual Meeting of Stockholders (the "Annual Meeting") and at any adjournment or postponement thereof. References in this Proxy Statement to "we," "us," "our" or like terms also refer to the Company, and references in this Proxy Statement to "you" refer to the stockholders of the Company. The mailing address of our principal executive offices is 230 Park Avenue, 12th Floor, New York, New York 10169. This Proxy Statement, the accompanying proxy card, Notice of Annual Meeting and our 2012 Annual Report were first mailed to our stockholders on or about April 29, 2013.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Stockholders Meeting To Be Held on Thursday, June 13, 2013

        This Proxy Statement and our 2012 Annual Report are available at www.eproxy.com/clarion

INFORMATION ABOUT THE MEETING AND VOTING

What is the date of the Annual Meeting and where will it be held?

        The Annual Meeting will be held on Thursday, June 13, 2013, commencing at 1:00 p.m. (local time) at the principal executive offices of the Company, located at 230 Park Avenue, 12th Floor, New York, New York 10169.

What will I be voting on at the Annual Meeting?

        At the Annual Meeting, you will be asked to:

  1.
  elect seven directors for one-year terms expiring in 2014 and until their successors are duly elected and qualified; and

  2.
  consider and act on such matters as may properly come before the Annual Meeting and any adjournment thereof.

        The Board of Directors does not know of any matters that may be considered at the Annual Meeting other than the matters set forth above.

Who can vote at the Annual Meeting?

        The record date for the determination of holders of our common shares entitled to notice of and to vote at the Annual Meeting, or any adjournment or postponement of the Annual Meeting, is the close of business on March 29, 2013. As of the record date, 1,306,442 shares of our common stock, par value $0.01 per share ("Common Stock") were issued and outstanding and entitled to vote at the Annual Meeting.

How many votes do I have?

        Each share of Common Stock has one vote on each matter considered at the Annual Meeting or any adjournment or postponement thereof. The enclosed proxy card shows the number of shares of Common Stock you are entitled to vote.

How may I vote?

        You may vote in person at the Annual Meeting or by proxy. Instructions for in person voting can be obtained by calling our proxy solicitor, Boston Financial Data Services, Inc., at1-855-800-9417. Stockholders may submit their votes by proxy by mail by completing, signing, dating and returning their proxy in the enclosed envelope. Stockholders also have the following option of authorizing a proxy to vote their shares via the Internet at http://www.eproxy.com/clarion.

        For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, a convenient means of authorizing a proxy that also provides cost savings to us. In addition, when you authorize a proxy to vote your shares via the Internet prior to the Annual Meeting date, your proxy authorization is recorded immediately and there is no risk that postal delays will cause your vote by proxy to arrive late and, therefore, not be counted. For further instructions on authorizing a proxy to vote your shares, see your proxy card enclosed with this Proxy Statement. You may also vote your shares at the Annual Meeting. If you attend the Annual Meeting, you may submit your vote in person, and any previous votes that you submitted by mail or authorized by Internet will be superseded by the vote that you cast at the Annual Meeting. Even if you plan to attend the Annual Meeting in person, we urge you to return your proxy card to assure the representation of your shares at the Annual Meeting.

How will proxies be voted?

        Shares represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. The person who will vote your shares of common stock at the Annual Meeting is either Amy L. Boyle or L. Michael O'Connor. One or both of them will vote your shares of common stock as you instruct. If the enclosed proxy card is signed and returned without any directions given, the shares will be voted "FOR" the election of the nominees for director named in the proxy.

        The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders. However, if other matters requiring the vote of our stockholders come before the Annual Meeting, your proxy gives authority to Amy L. Boyle or L. Michael O'Connor to vote the proxies held by them in their discretion.

How can I change my vote or revoke a proxy?

        You have the unconditional right to revoke your proxy at any time prior to the voting thereof by (i) by submitting a later dated proxy by mail or via the Internet to Boston Financial Data Services, Inc. at P.O. Box 55046, Boston, Massachusetts 02205-9836 or (ii) by attending the Annual Meeting and voting in person. No written revocation of your proxy shall be effective, however, unless and until it is received at or prior to the Annual Meeting.

 What if I return my proxy but do not mark it to show how I am voting?

        If your proxy card is signed and returned without specifying your choices, your shares will be voted as recommended by the Board of Directors.

What vote is required to approve each item?

        There is no cumulative voting in the election of our directors. Each director is elected by the affirmative vote of a majority of votes cast at the meeting, in person or by proxy, provided a quorum is present. Any shares not voted (whether by abstention or otherwise) have no impact on the vote.

What constitutes a "quorum"?

        The presence at the Annual Meeting, in person or represented by proxy, of stockholders entitled to cast at least 50% of all the votes entitled to be cast at the Annual Meeting constitutes a quorum. Abstentions will be counted as present for the purpose of establishing a quorum; however, abstentions will not be counted as votes cast.

What happens if a quorum is not established?

        If a quorum is not established at the Annual Meeting, the chairman of the meeting may adjourn the meeting to another date, time or place, not more than 120 days after the record date of March 29, 2013, without notice other than announcement at the Annual Meeting.

Will you incur expenses in soliciting proxies?

        We are soliciting the proxy on behalf of the Board of Directors, and we will pay all costs of preparing, assembling and mailing the proxy materials. We have retained Boston Financial Data Services, Inc. to aid in the solicitation of proxies. Boston Financial Data Services, Inc. will receive a fee of approximately $1,350, in addition to reimbursement for certain costs and out of pocket expenses incurred in connection with their services, all of which will be paid by us. In addition, our directors and officers may solicit proxies by telephone or fax or other means, without receiving any additional compensation for their services.

        As the date of the Annual Meeting approaches, certain stockholders may receive a telephone call from a representative of our proxy solicitor if their votes have not yet been received.

What does it mean if I receive more than one proxy card?

        Some of your shares may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts by mail or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted. If you wish to combine your stockholder accounts in the future, you should call us at (212) 883-2685. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

What if I receive only one set of proxy materials although there are multiple stockholders at my address?

        The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as "Householding." This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to receive a separate proxy card or voting instruction card.

        We will promptly deliver, upon written or oral request, a separate copy of our Annual Report or Proxy Statement as applicable, to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of documents for this year, but you would prefer to receive an additional copy, you may direct requests for separate copies by calling us at (212) 883-2685 or by mailing a request to Clarion Partners Property Trust Inc., 230 Park Avenue, 12th Floor, New York, New York 10169, Attention: L. Michael O'Connor. Likewise, if your household currently receives multiple copies of documents and you would like to receive one set, please contact us.

Whom should I call for additional information about voting by proxy or authorizing a proxy via the Internet to vote my shares?

        Please call Boston Financial Data Services, Inc., our proxy solicitor, at1-855-800-9417.

How do I submit a stockholder proposal for next year's annual meeting or proxy materials, and what is the deadline for submitting a proposal?

        In order for a stockholder proposal to be properly submitted for presentation at our 2014 annual meeting and included in the proxy material for next year's annual meeting, we must receive written notice of the proposal at our executive offices during the period beginning on November 30, 2013 and ending at 5:00 p.m., Eastern Time, on December 30, 2013. Any proposal received after the applicable time in the previous sentence will be considered untimely. All proposals must contain the information specified in, and otherwise comply with, our bylaws. Proposals should be sent via registered, certified or express mail to: 230 Park Avenue, 12th Floor, New York, New York 10169, Attention: L. Michael O'Connor. For additional information, see the section in this Proxy Statement captioned "Stockholder Proposals for the 2014 Annual Meeting."

        UNLESS SPECIFIED OTHERWISE, THE PROXIES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE ANNUAL MEETING IN 2014 AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED. IN THE DISCRETION OF THE PROXY HOLDERS, THE PROXIES WILL ALSO BE VOTED "FOR" OR "AGAINST" SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. MANAGEMENT IS NOT AWARE OF ANY OTHER MATTERS TO BE PRESENTED FOR ACTION AT THE ANNUAL MEETING.

PROPOSAL 1

ELECTION OF DIRECTORS

        The Board of Directors, including our independent directors, is responsible for monitoring and evaluating the performance of our day-to-day operations by CPT Advisors LLC (the "Advisor"). Directors are elected annually by our stockholders, and there is no limit on the number of times a director may be elected to office. Each director serves until the next annual meeting of stockholders or (if longer) until his or her successor is duly elected and qualifies. The charter of the Company (the "Charter") and bylaws provide that the number of directors shall be fixed by a resolution of the Board of Directors; provided, however, that from the commencement of the Company's ongoing initial public offering the number of directors shall never be less than three or greater than 15. The number of directors on the Board is currently fixed at seven.

        The Board of Directors has proposed the following nominees for election as directors, each to serve for a term ending at the 2014 annual meeting of stockholders and until his successor is duly elected and qualifies: Stephen B. Hansen, Edward L. Carey, Douglas L. DuMond, Darlene T. DeRemer, Jerome W. Gates, Jon K. Haahr and Michael J. Havala. Each nominee currently serves as a director.

        The proxy holder named on the enclosed proxy card intends to vote "FOR" the election of each of the seven nominees. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if you are authorizing a proxy to vote your shares via the Internet, follow the instructions provided when you authorize a proxy. Directors will be elected by a majority of votes cast at the Annual Meeting, provided that a quorum is present. Any shares not voted (whether by abstention, or otherwise) have no impact on the vote.

        If, at the time of the Annual Meeting, one or more of the nominees should become unable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors. No proxy will be voted for a greater number of persons than the number of nominees described in this Proxy Statement.

Nominees

        The table set forth below lists the names and ages of each of the nominees as of the date of this Proxy Statement and the position and office that each nominee currently holds with the Company:

Name	Age	Position
Stephen B. Hansen	51	Chairman of the Board
Edward L. Carey	55	Chief Executive Officer and Director
Douglas L. DuMond	51	President and Director
Darlene T. DeRemer	57	Independent Director
Jerome W. Gates	60	Independent Director
Jon K. Haahr	59	Independent Director
Michael J. Havala	53	Independent Director

Business Experience of Nominees

Stephen B. Hansen

        Stephen B. Hansen has served as the Chairman of our Board of Directors since November 2009. He has been a Managing Director of Clarion Partners since January 2004 and is a member of its Executive Board. From September 1999 through December 2012, he served as the founding Portfolio Manager of Clarion Lion Properties Fund, a private real estate fund managed by Clarion Partners with a portfolio having a value of approximately $7 billion. Mr. Hansen has been a member of the

Counselors of Real Estate since April 1997 and a Fellow of the Royal Institute of Chartered Surveyors since June 2005. He holds a Bachelor of Science in Business from the University of Colorado in Boulder, Colorado and Master of Business Administration from Golden Gate University in San Francisco, California.

        Our Board of Directors, excluding Mr. Hansen, has determined that Mr. Hansen's extensive professional experience relating to investments in commercial real estate and his positions as Portfolio Manager of the Clarion Lion Properties Fund and Managing Director of Clarion Partners are relevant experiences, attributes and skills that make him a valuable member of our Board of Directors.

Edward L. Carey

        Edward L. Carey has served as our Chief Executive Officer since March 2011 and one of our directors since November 2009. He has also held the position of Managing Director with Clarion Partners since February 2007. His responsibilities in this role include business development, capital raising and strategic acquisitions, focusing on identifying and developing structured programmatic joint ventures, national and cross-border platform acquisitions and public to private opportunities. From January 2006 to February 2007, Mr. Carey invested for his own account. From February 2000 to January 2006, he was a Managing Director and Head of U.S. Real Estate Investment Banking with Deutsche Bank Securities Inc., the U.S. investment banking and securities arm of Deutsche Bank, where he advised on, structured and executed transactions across a range of public and private debt/equity capital markets and structured finance products with a focus on strategic advisory and mergers and acquisitions. Mr. Carey has a Bachelor of Business Administration from the University of Notre Dame in Notre Dame, Indiana and a Master of Business Administration from The Wharton School at the University of Pennsylvania in Philadelphia.

        Our Board of Directors, excluding Mr. Carey, has determined that Mr. Carey's background in mergers and acquisitions and experience identifying and structuring joint ventures and other investment opportunities are relevant experiences, attributes and skills that make him a valuable member of our Board of Directors.

Douglas L. DuMond

        Douglas L. DuMond has served as our President since March 2011 and one of our directors since November 2009. Since June 2008, he has also held the position of Managing Director and Head of the Retail Private Client business for Clarion Partners. His responsibilities in this role include leading product development, product management, distribution and client service. From October 2007 to May 2008, he worked as a consultant for Akros Capital, LLC, providing advice on the structure of its business and strategy. From September 2006 to October 2007, Mr. DuMond served as a Managing Director and Head of the Defined Contribution Business with BlackRock Investment Advisors, Inc., where he worked on the integration of Merrill Lynch Investment Management (MLIM). From April 2005 to September 2006, Mr. DuMond invested for his own account. From November 2003 to April 2005, he served as President and Chief Executive Officer of Avatar Investor Associates Corporation. From 1995 to 2003, Mr. DuMond served as President of Intermediary Services for NATIXIS, formerly a MetLife affiliate, where he served as Managing Director within Pension and Financial Services. From 1985 to 1995, he was employed by Aetna Capital Management, where he was promoted to the position of Managing Director of Retirement Markets. He holds a Bachelor of Science and a Master of Business Administration from the University of Connecticut in Storrs.

        Our Board of Directors, excluding Mr. DuMond, has determined that Mr. DuMond's extensive professional experience in the marketing and distribution of investment vehicles for our Sponsor and other asset management firms has provided Mr. DuMond with the relevant experiences, attributes and skills that make him a valuable member of our Board of Directors.

Darlene T. DeRemer

        Darlene T. DeRemer has served as one of our independent directors since September 2010. Since February 2005, she has served as Co-founder, Managing Partner and Head of Advisory Practice for Grail Partners LLC, an advisory merchant bank serving the international investment management industry. In this role, Ms. DeRemer oversees the firm's mutual fund practice worldwide and advises clients in an array of complex, strategic transactions. From 2003 to February 2005, she served as an investment banker for Putnam Lovell NBF, an advisory firm specializing in the asset management, brokerage and financial technology industries. From 1987 to 2003, Ms. DeRemer led DeRemer & Associates, LLC and its successor, one of the first consulting firms focused on the U.S. mutual fund industry. From 1985 to 1987, she served as Vice President and Director in the Asset Management Division of State Street Bank & Trust Company, now State Street Global Advisors, the institutional investment management arm of State Street Corporation. Before joining State Street, she was a Vice President at T. Rowe Price & Associates from 1982 to 1985. Ms. DeRemer has served on the board of directors or trustees for the Mutual Fund Directors Forum and the Independent Directors Council, industry associations for investment company directors, since 2004 and as Chairperson of the AARP Services Board of Directors since 2010. In addition, she previously served as a director or trustee for the NDCC/SPARK Institute, an industry association representing the interests of retirement plan service providers, from 1998 to 2006, the Nicholas-Applegate Institutional Funds from 1999 to May 2010 (Chairperson from August 2007 to May 2010), and AIG Strategic Hedge Fund of Funds from 2003 to November 2009 (Chairperson). Ms. DeRemer has served as a trustee for Syracuse University since May 2011. Ms. DeRemer holds a Bachelor of Science in Marketing and a Master of Business Administration from Syracuse University in Syracuse, New York.

        Our Board of Directors, excluding Ms. DeRemer, has determined that Ms. DeRemer's extensive experience advising mutual funds, her leadership role in the mutual fund industry and her investment banking experience are relevant experiences, attributes and skills that make her a valuable member of our Board of Directors.

Jerome W. Gates

        Jerome W. Gates has served as one of our independent directors since September 2010. In February 2011, Mr. Gates accepted a position as Managing Director of Hamilton Lane Advisors, an independent financial institution that provides discretionary and non-discretionary private equity asset management services to institutional investors. Mr. Gates served as Managing Director and Head of Global Real Estate Investments in the Alternative Investments organization of Morgan Stanley Smith Barney from June 2009 until June 2010, during which time he developed open-architecture commercial real estate investment products for the firm's institutional and high net worth clients. Prior to joining Morgan Stanley, Mr. Gates had been employed by Citigroup and its predecessor firms since 1977. From 2005 to 2009, he served as Managing Director and Head of Global Real Estate Investments in the Global Wealth Management organization of Citigroup, where he oversaw the delivery of over $1 billion in commercial real estate investment products to clients. Mr. Gates served as a Managing Director of Citigroup Alternative Investments (CAI) from 2000 to 2005. From 1995 to 1999, he served as Managing Director and Head of Global Real Estate for the Citigroup Private Bank. During his time with CAI and the Citigroup Private Bank, Mr. Gates ran a direct equity investment business that acquired over $3.5 billion of commercial real estate and, while with the Citigroup Private Bank, he was also responsible for the global lending business, including a $3 billion loan portfolio. From 1991 to 1995, he served as Vice President of the Real Estate Investment Bank of Citicorp and from 1994 to 1995 was the New York Capital Markets Head, responsible for real estate capital markets transactions, including debt placements, securitizations, bank syndications and property dispositions. He is a Certified Financial Planner and holds a Bachelor of Science in Chemistry from Baldwin-Wallace College in Berea, Ohio and a Master of Business Administration from the University of Michigan in Ann Arbor.

        Our Board of Directors, excluding Mr. Gates, has determined that Mr. Gates' experience with real estate investment products, experience in acquiring commercial real estate and oversight of a multi-billion dollar loan portfolio have provided Mr. Gates with the relevant experiences, attributes and skills that make him a valuable member of our Board of Directors.

Jon K. Haahr

        Jon K. Haahr has served as one of our independent directors since September 2010. Since 2001, he has served as Managing Principal of Silver Portal Capital, LLC, a real estate investment banking firm. In this role, Mr. Haahr provides strategic and financial advice and capital formation services to real estate clients with interests in a wide range of commercial, healthcare and hospitality properties. Prior to forming Silver Portal in 2001, Mr. Haahr was Co-Head and Managing Director of Real Estate Investment Banking for Wachovia Securities from 1999 to 2000. Mr. Haahr founded and managed the Real Estate and Lodging Group at EVEREN Securities, Inc., the successor firm to Kemper Securities, from 1991 to 2000. He previously served as Trustee of the James A. Graaskamp Center for Real Estate School at the University of Wisconsin in Madison and is affiliated with the Urban Land Institute, an industry association representing community builders, and the Pension Real Estate Association, an industry association for institutional real estate investors. Mr. Haahr is a Certified Public Accountant and holds a Bachelor of Arts in Economics from Iowa State University in Ames and a Master of Business from the University of Iowa in Iowa City.

        Our Board of Directors, excluding Mr. Haahr, has determined that Mr. Haahr's extensive real estate investment banking background, his familiarity with a variety of properties types in which we may invest, and his industry-specific knowledge relating to public and private REITs are relevant experiences, attributes and skills that make him a valuable member of our Board of Directors.

Michael J. Havala

        Michael J. Havala has served as one of our independent directors since September 2010. Since November 2012, he has served as President and Founder of GoldTree Capital Advisors, LLC, a consulting company specializing in providing capital markets and other financial advice to real estate companies. From October 2010 to March 2012, he served as a managing director of Chatham Capital Advisors, LLC, a wholly owned subsidiary of Chatham Financial Corporation, a globally recognized leader in derivatives advisory and other financial services located in North America, Europe and Asia. From September 2009, he served as Co-founder and Principal of Blue Spire Capital, LLC, a consulting group specializing in providing capital markets and other financial advice to public REITs and private real estate companies across the United States, until Blue Spire Capital, LLC was acquired by Chatham Capital Advisors in October 2010. In this role, Mr. Havala develops real estate capital markets strategies, structures and executes debt and equity transactions and provides executive leadership to companies. From 1994 to December 2008, Mr. Havala served as Chief Financial Officer of First Industrial Realty Trust, Inc., which he also co-founded. During his tenure, he guided the company through its initial public offering, over $13 billion of capital markets transactions, including numerous public equity and debt transactions, and the creation of several billion dollars in joint ventures with various institutions for domestic and international investment. From 1989 to 1994, Mr. Havala served as Chief Financial Officer and Controller of The Shidler Group, the predecessor to First Industrial Realty Trust. Mr. Havala is a Certified Public Accountant and holds a Bachelor of Arts in Finance/Accounting and a Master of Business Administration from Michigan State University in East Lansing.

        Our Board of Directors, excluding Mr. Havala, has determined that Mr. Havala's extensive real estate consulting and investment experience, his industry-specific knowledge relating to public REITs, including his participation in the initial public offering and other complex transactions by First Industrial Realty Trust, Inc., and his substantial experience with financial matters gained from 15 years of service as Chief Financial Officer of a public REIT, are relevant experiences, attributes and skills that make him a valuable member of our Board of Directors.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF STEPHEN B. HANSEN, EDWARD L. CAREY, DOUGLAS L. DUMOND, DARLENE T. DEREMER, JEROME W. GATES, JON K. HAAHR AND MICHAEL J. HAVALA AS MEMBERS OF THE BOARD OF DIRECTORS TO SERVE UNTIL THE 2014 ANNUAL STOCKHOLDERS MEETING AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

 Information About the Board of Directors and its Committees

        We currently have no employees to whom we pay salaries and have retained the Advisor to manage our day-to-day operations, including sourcing our investment opportunities and for making decisions related to the acquisition, management and disposition of our assets, in accordance with our investment objectives, guidelines, policies and limitations and subject to oversight by the Board of Directors. The Advisor is a wholly owned subsidiary of the Company's sponsor, Clarion Partners, LLC (the "Sponsor").

        The Board of Directors held a total of seven meetings during the fiscal year ended December 31, 2012 and took action by written consent on four occasions. Each incumbent director attended 100% of the total number of meetings of the Board of Directors. Our directors are invited but not required to attend our annual meeting of stockholders. We anticipate that a majority of our directors and nominees will attend the Annual Meeting.

        The Board of Directors has approved and organized an audit committee, as described below. The Company does not currently have a compensation committee, conflicts committee or nominating and corporate governance committee. The Board of Directors carries out the responsibilities typically associated with compensation committees, conflicts committees or nominating and corporate governance committees. The Company does not have any employees and compensation of directors is set by the entire Board of Directors. The Board of Directors does not believe that any marked efficiencies or enhancements would be achieved by the creation of a separate compensation committee at this time.

Leadership Structure of the Board of Directors

        Stephen B. Hansen serves as our chairman of the Board and Edward L. Carey serves as our chief executive officer. As chief executive officer, Mr. Carey is responsible for the daily operations of the Company and implementing the Company's business strategy. Although Board of Directors does not have a formal policy regarding the separation of offices of the chairman of the Board and the chief executive officer, under our current Board leadership structure, such roles are separate. As chairman of the Board, Mr. Hansen focuses on Board management matters and oversees the objectivity of the Board in its oversight of risk and oversight of the Advisor, particularly with respect to reviewing and evaluating the performance of the Advisor in managing our day-to-day operations. The Board of Directors may modify this structure to best address the Company's circumstances for the benefit of its stockholders when appropriate.

        Although each of Darlene T. DeRemer, Jerome W. Gates, Jon K. Haahr and Michael J. Havala are independent directors, the Board has not appointed a lead independent director at this time. The Board of Directors believes that the current structure is appropriate, as the Company has no employees and is externally managed by its Advisor, whereby all operations are conducted by the Advisor or its affiliates. Additionally, because members of the Board of Directors are elected annually, the Board believes that its existing corporate governance practices ensure appropriate accountability to the Company's stockholders.

 Oversight of Risk Management

        The Board of Directors has an active role in overseeing the management of risks applicable to the Company. Pursuant to the Company's corporate governance guidelines, as described further below under "—Oversight of Nominations and Corporate Governance", the entire Board is actively involved in monitoring risk management for the Company through its oversight of the Company's executive officers and Advisor, managing risks associated with independence of the members of the Board, monitoring the fulfillment of the Company's investment objectives, and reviewing and approving certain transactions with affiliated parties and resolving other conflicts of interest between the Company and its subsidiaries, on the one hand, and the Sponsor, any director, the Advisor or their respective affiliates, on the other hand, as described in further detail under "—Oversight of Conflicts of Interest." While the Advisor performs our day-to-day management functions and has the authority generally to make and dispose of investments on behalf of the Company pursuant to its advisory agreement with the Company (the "Advisory Agreement"), the Board of Directors must approve certain acquisitions and dispositions as set forth in the investment guidelines adopted by the Board of Directors. The Board of Directors formally reviews the investment guidelines on an annual basis and our portfolio on a quarterly basis or, in each case, more often as it deems appropriate. Any changes to the investment guidelines must be approved by the Board of Directors. In addition, the Board of Directors must review and evaluate the performance of the Advisor on an annual basis in connection with any renewal of the Advisory Agreement. See "Certain Relationships and Related Transactions—Our Relationship with Our Advisor." The audit committee oversees management of accounting, financial, legal and regulatory risks.

Audit Committee

        The Board of Directors established an audit committee in September 2010. The charter of the audit committee is available to any stockholder who requests it c/o Clarion Partners Property Trust Inc. 230 Park Avenue, 12th Floor, New York, New York 10169. The audit committee charter is also available on the Company's website at http://www.clarionpartnerstrust.com by clicking on "Investor Information—Corporate Governance—Audit Committee Charter." Our audit committee consists of Jon K. Haahr and Michael J. Havala each of whom is "independent" within the meaning of the applicable (i) provisions set forth in the Charter and (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the applicable SEC rules. The Board has determined that Mr. Havala is qualified as an audit committee financial expert as defined in Item 407(d)(5) of Regulation S-K and the rules and regulations of the SEC.

        The audit committee assists the Board in overseeing:

  •
  our accounting and financial reporting processes;

  •
  the integrity and audits of our financial statements;

  •
  our compliance with legal and regulatory requirements;

  •
  the qualifications and independence of our independent auditors; and

  •
  the performance of our internal and independent auditors.

        The audit committee also selects the independent public accountants to audit our annual financial statements and reviews with the independent public accountants the plans and results of the audit engagement. The audit committee also approves the audit and non-audit services provided by the independent public accountants and the fees we pay for these services. During the fiscal year ended December 31, 2012, all of the members of the audit committee voted to approve the filing of the Company's Annual and Quarterly Reports. During the fiscal year ended December 31, 2012, the audit committee also held four meetings.

        The audit committee's report on our financial statements for the fiscal year ended December 31, 2012 is discussed below under the heading "Audit Committee Report."

        Stockholders who would like to propose an independent director candidate for the consideration of the Board of Directors may do so by following the procedures under the section entitled "Stockholder Proposals for the 2014 Annual Meeting—Stockholder Proposals and Nominations for Directors to Be Presented at Meetings" on page 24 of this Proxy Statement.

Oversight of Nominations and Corporate Governance

        The Company does not have a standing nominating and corporate governance committee. Instead, pursuant to the Company's corporate governance guidelines, adopted by the Board of Directors in September 2010, the entire Board of Directors, including our independent directors, is responsible for (i) identifying qualified individuals to become directors of the Company, including selecting a well-qualified chairman of the Board, (ii) recommending director candidates to fill vacancies on the Board and to stand for election by the stockholders at the annual meeting, (iii) recommending committee assignments, (iv) periodically assessing the performance of the Board and (v) reviewing and recommending appropriate corporate governance policies and procedures for the Company, including overseeing the Company's integrity and ethics, compliance with laws, financial reporting and public disclosures, and overseeing, through the audit committee, compliance with the Company's Code of Ethics.

        The Board of Directors believes that diversity is an important attribute of the members who comprise our Board of Directors and that the members should represent an array of backgrounds and experiences. In making its determinations, the Board reviews the appropriate experience, skills and characteristics required of directors in the context of our business. This review includes, in the context of the perceived needs of the Board at that time, issues of knowledge, experience, judgment and skills relating to the understanding of the real estate industry, accounting or financial expertise. This review also includes the candidate's ability to attend regular Board meetings and to devote a sufficient amount of time and effort in preparation for such meetings. The Board also gives consideration to the Board having a diverse and appropriate mix of backgrounds and skills and each nominee's ability to exercise independence of thought, objective perspective and mature judgment and understand our business operations and objectives.

        The Board of Directors will consider candidates nominated by stockholders, provided that any stockholder submitting a nomination has complied with the procedures set forth in the Company's bylaws. See "Stockholder Proposals for the 2014 Annual Meeting" for additional information regarding stockholder nominations of director candidates.

Oversight of Conflicts of Interest

        The Company does not have a standing conflicts committee. The Board believes that because of the size and composition of the Board, it is more efficient and cost effective for the full Board to perform the duties of a nominating and corporate governance committee and of a conflicts committee. The entire Board of Directors, including our independent directors, is responsible for resolving conflicts of interest between the Company and its subsidiaries, on the one hand, and the Sponsor, any director, the Advisor or their respective affiliates, on the other hand, as well as reviewing and approving certain transactions with such parties in accordance with the Charter. The Board of Directors is responsible for reviewing and approving purchases or leases of properties from or sales or leases to an affiliate, loans from an affiliate, and any other transaction with an affiliate that is not prohibited under the Charter.

        During the fiscal year ended December 31, 2012, all of the members of the Board of Directors reviewed our policies and report that they are being followed by us and are in the best interests of our stockholders. Please read "Certain Relationships and Related Transactions—Policies and Procedures for

Transactions with Related Persons." The Board reviewed the material transactions between the Sponsor, the Advisor and their respective affiliates, on the one hand, and us, on the other hand, which occurred during the fiscal year ended December 31, 2012. The Board has determined that all our transactions and relationships with our Sponsor, Advisor and their respective affiliates during the fiscal year ended December 31, 2012 were fair and reasonable to the Company and were approved in accordance with the policies referenced in "Certain Relationships and Related Transactions" below.

Director Independence

        Under our organizational documents, we must have at least three but not more than 15 directors. The Charter currently fixes the number of directors at seven. A majority of these directors must be "independent" except for a period of up to 60 days after the death, removal or resignation of an independent director. In accordance with the North American Securities Administrators Association's Statement of Policy Regarding Real Estate Investment Trusts, as revised and adopted on May 7, 2007, the Charter provides that an independent director is a director who is not and has not for the last two years been associated with our Advisor or Sponsor if he or she owns any interest in, is employed by, is an officer or director of, or has any material business or professional relationship with our Advisor, our Sponsor, or any of their affiliates, performs services (other than as a director) for us, or serves as a director or trustee for more than three REITs organized by our Sponsor or advised by our Advisor. A business or professional relationship will be deemed material per se if the gross revenue derived by the director from our Sponsor, our Advisor, and any of their affiliates exceeds five percent of (i) the director's annual gross revenue derived from all sources during either of the last two years or (ii) the director's net worth on a fair market value basis. An indirect relationship is defined to include circumstances in which the director's spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with us, our Advisor, our Sponsor or any of their affiliates.

        Additionally, although our shares are not listed for trading on any national securities exchange, a majority of the members of our Board of Directors, and all of the members of the audit committee are "independent" as defined by the New York Stock Exchange. The New York Stock Exchange standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, the board of directors must affirmatively determine that a director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us).

        Our Board of Directors has determined that Darlene T. DeRemer, Jerome W. Gates, Jon K. Haahr and Michael J. Havala are independent directors pursuant to the Charter and the definition of independence as defined by the New York Stock Exchange.

Communications with the Board of Directors

        The Company's stockholders may communicate with the Board of Directors by sending written communications addressed to such person or persons in care of Clarion Partners Property Trust Inc. 230 Park Avenue, 12th Floor, New York, New York 10169, Attention: L. Michael O'Connor—Secretary. Mr. O'Connor will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board of Directors. If the Board of Directors modifies this process, the revised process will be posted on the Company's website.

COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS,
DIRECTORS AND CERTAIN STOCKHOLDERS

        We currently have no employees. Our Advisor performs our day-to-day management functions. Our executive officers are all officers of the Advisor. We do not pay any of these individuals for serving in their respective positions. See "Certain Relationships and Related Transactions" below for a discussion of fees and expenses payable to the Advisor and its affiliates.

Directors and Executive Officers

        The following table presents certain information as of the date of this Proxy Statement concerning each of our directors and executive officers serving in such capacity:

Name	Age	Position
Stephen B. Hansen	51	Chairman of the Board
Edward L. Carey	55	Chief Executive Officer and Director
Douglas L. DuMond	51	President and Director
Amy L. Boyle	35	Chief Financial Officer, Senior Vice President and Treasurer
L. Michael O'Connor	45	Senior Vice President and Secretary
Darlene T. DeRemer	57	Independent Director
Jerome W. Gates	60	Independent Director
Jon K. Haahr	59	Independent Director
Michael J. Havala	53	Independent Director

Stephen B. Hansen

        Please see "Business Experience of Nominees" on pages 5 - 6 for biographical information about Mr. Hansen.

Edward L. Carey

        Please see "Business Experience of Nominees" on page 6 for biographical information about Mr. Carey.

Douglas L. DuMond

        Please see "Business Experience of Nominees" on page 6 for biographical information about Mr. DuMond.

Amy L. Boyle

        Amy L. Boyle, CPA, has served as our Chief Financial Officer, Senior Vice President and Treasurer since December 2009. She has served as the Chief Financial Officer for Clarion Lion Properties Fund, a private real estate fund managed by Clarion Partners with a portfolio having a value of approximately $ 7 billion, since July 2009. Ms. Boyle's responsibilities in this role include overseeing financial reporting, cash management, and the legal, tax and capital structure issues related to the fund. From August 2006 through July 2009, she held the position of Vice President and Controller of GoldenTree InSite Partners, a New York-based real estate investment firm, where her responsibilities included managing all aspects of client reporting and accounting, regulatory compliance, valuation of investments and structuring private equity investment vehicles. From March 2003 to August 2006, Ms. Boyle held various positions with Clarion Partners, including (from July 2005 to August 2006) Senior Associate in Portfolio Management for Clarion Lion Properties Fund, (from April 2005 to July 2005) Assistant Controller for Clarion Lion Properties Fund, and (from March 2003 to April 2005) Portfolio Accountant for Clarion Lion Properties Fund. Ms. Boyle also served as a Senior Auditor for a

Boston-based public accounting firm, Feely & Driscoll, PC, from January 2000 to November 2002. She holds a Bachelor of Science in Accounting and Management from Plattsburgh State University of New York, a Masters of Science in Real Estate Finance from New York University and is a Certified Public Accountant in the state of New York.

L. Michael O'Connor

        L. Michael O'Connor has served as our Senior Vice President and Secretary since December 2009. Since September 2008, he has also held the position of Senior Vice President of Clarion Partners and has been responsible for developing and structuring real estate investment funds and related products. From November 2001 to August 2008, Mr. O'Connor served as Senior Vice President and Acquisition Officer for Clarion Partners where he was responsible for underwriting, evaluating and negotiating new real estate investments. From November 1997 to October 2001, he served as Vice President with Clarion Partners' Investment Strategy & Research team. Mr. O'Connor holds a Bachelor of Arts in Public Policy from Brown University in Providence, Rhode Island and a Master of Business Administration from Columbia University in New York, New York.

Darlene T. DeRemer

        Please see "Business Experience of Nominees" on page 7 for biographical information about Ms. DeRemer.

Jerome W. Gates

        Please see "Business Experience of Nominees" on pages 7 - 8 for biographical information about Mr. Gates.

Jon K. Haahr

        Please see "Business Experience of Nominees" on page 8 for biographical information about Mr. Haahr.

Michael J. Havala

        Please see "Business Experience of Nominees" on page 8 for biographical information about Mr. Havala.

Compensation of Directors

        We compensate each of our independent directors with an annual retainer of $60,000, which includes fees for attendance at meetings of the Board. Our audit committee chairman receives an additional $20,000 annual retainer, and each member of our audit committee, other than our audit committee chairman, receives an additional $10,000 annual retainer.

        In addition, our Board of Directors has approved the grant of shares of restricted stock to each of our independent directors under our independent directors compensation plan, which operates as a sub-plan of our long-term incentive plan. Under the independent directors compensation plan and subject to such plan's conditions and restrictions, each of our current independent directors will receive an initial grant of 5,000 Class A shares of restricted stock, which we refer to as the "initial restricted stock grant," when and if we issue at least 15 million shares of our common stock in our offering. Each new independent director that subsequently joins the Board will receive the initial restricted stock grant on the date he or she joins the Board. The initial restricted stock grant will generally vest as to 100% of the shares on the first anniversary of the grant date; provided, however, that the restricted stock will become fully vested on the earlier occurrence of (i) the termination of the independent director's service as a director due to his or her death or disability or (ii) a change in our control. The Board of Directors may approve, at its discretion, an additional award of either Class A and Class W shares of restricted stock upon an independent director's subsequent re-election to the Board, subject to such terms and conditions as provided by the Board at such time.

        All directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at Board meetings. If a director is also one of our officers, we will not pay separate compensation for services rendered as a director.

        We have provided below certain information regarding compensation earned by or paid to our directors for the year ended December 31, 2012.

Name	Fees Earned or Paid in Cash	All other Compensation	Total
Darlene T. DeRemer	$60,000	$—	$60,000
Jerome W. Gates	60,000	—	60,000
Jon K. Haahr	70,000	—	70,000
Michael J. Havala	80,000	—	80,000
Edward L. Carey(1)	—	—	—
Douglas L. DuMond(1)	—	—	—
Stephen B. Hansen(1)	—	—	—

(1)
Directors who are also our executive officers do not receive compensation for services rendered as a director.

Executive Compensation

Compensation Discussion and Analysis

        We do not employ any of our executive officers and they do not receive compensation directly from us for services rendered to us. As a result, we have not considered a compensation policy for our executive officers. Our Advisor performs our day-to-day management functions. Each of our officers is also an officer of our Advisor and receives compensation pursuant to employment arrangements with affiliates of our Advisor. See "Certain Relationships and Related Transactions and Director Independence" for a discussion of the fees paid to our Advisor and its affiliates.

Compensation Committee Interlocks and Insider Participation

        We do not have a standing compensation committee of the Board and we do not separately compensate our executive officers, nor do we plan to pay any compensation to such officers. Executive compensation is determined by the Board in its entirety. There are no interlocks or insider participation as to compensation decisions required to be disclosed herein pursuant to SEC regulations.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of March 29, 2013, the beneficial ownership of our common stock for each director and executive officer, all directors and executive officers as a group, and any person or group known by us to be the beneficial owner of more than 5% of our outstanding common stock. The calculation of the percentage of outstanding shares is based on 1,306,442 shares of common stock outstanding on March 29, 2012. The address for each of the persons named below is in care of our principal executive offices at 230 Park Avenue, New York, New York 10169.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of All Shares
Directors(1) and Executive Officers:
Amy L. Boyle	0	0%
Edward L. Carey	0	0%
Douglas L. DuMond	0	0%
Stephen B. Hansen	0	0%
L. Michael O'Connor	0	0%
Darlene T. DeRemer	0	0%
Jerome W. Gates	4,886	0.37%
Jon K. Haahr	0	0%
Michael J. Havala	0	0%

All directors and executive officers as a group	4,886	0.37%
5% Stockholders:
Clarion Partners, LLC and its subsidiaries(2)	1,040,000	79.61%

(1)
No shares will be issuable to any independent director under our independent director compensation plan until we have sold at least 15 million shares in any combination of Class A and Class W shares.

(2)
Clarion Partners, LLC holds 20,000 Class A shares and Clarion Partners CPPT Coinvestment, LLC holds 1,020,000 Class W shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Arrangements

        The following describes all transactions during the year ended December 31, 2012 and currently proposed transactions involving us, our directors, our Advisor, our Sponsor and any affiliate thereof. Our independent directors are specifically charged with the duty to examine, and have examined, the fairness of such transactions, and have determined that all such transactions are fair and reasonable to us.

Ownership Interests

        On November 10, 2009, our Sponsor purchased 20,000 shares of our Class A common stock for an aggregate purchase price of $200,000 and was admitted as our initial stockholder. On October 17, 2012, Clarion Partners CPPT Coinvestment, LLC ("CPPT Coinvestment"), a wholly owned subsidiary of our Sponsor purchased 1,020,000 shares of our Class W common stock for $10.00 per share, or $10,200,000 in the aggregate, pursuant to a private placement. As of March 31, 2013, our affiliates owned approximately 80% of our outstanding common stock. Certain of our executive officers are directors, officers or employees of our Sponsor, and our Advisor is a wholly owned subsidiary of our Sponsor.

Our Relationship with Our Advisor

        We are externally managed and advised by our Advisor, a wholly owned subsidiary of our Sponsor. In providing services to us, our Advisor relies on the personnel of our Sponsor. Pursuant to the terms of the Advisory Agreement, our Advisor has responsibility to, among other things:

  •
  consult with our Board of Directors in formulating our financial, investment, valuation and other policies, consistent with achieving our investment objectives;

  •
  serve as our investment and financial advisor and provide research and economic and statistical data in connection with our assets and investment policies;

  •
  determine the proper allocation of our investments between properties, real estate related assets and cash, cash equivalents and other short-term investments;

  •
  calculate our NAV at the close of business on each business day in accordance with our valuation guidelines;

  •
  supervise our independent valuation advisor and, if and when necessary, recommend to our Board of Directors its replacement;

  •
  select joint venture and strategic partners and structure corresponding agreements;

  •
  within the authority granted to the Advisor by the Board of Directors, identify, analyze and complete acquisition and dispositions of investments, and outside of the authority granted by Board of Directors, identify, analyze and recommend acquisitions and dispositions of investments to the Board and complete such transactions on our behalf in accordance with the direction of the Board;

  •
  structure the terms of our investments and arrange for financing or refinancing in connection with investments; and

  •
  monitor and manage our investments and provide periodic reports to our Board of Directors on their performance.

        Pursuant to the Advisory Agreement, we will pay our Advisor an advisory fee equal to a fixed component that accrues daily in an amount equal to 1/365th of 0.90% of our NAV for each class for such day. The fixed component of the advisory fee is payable quarterly in arrears. The fixed component of our advisory fee for the year ended December 31, 2012 totaled $17,407.

        Additionally, we will pay a performance component calculated for each class on the basis of the total return to stockholders of the class in any calendar year, such that for any year in which our total return per share allocable to such class exceeds 6% per annum, our Advisor will receive 25% of the excess total return allocable to that class; provided that in no event will the performance component exceed 10% of the aggregate total return allocable to such class for such year. The performance component is payable annually in arrears. In the event our NAV per share for either class of common stock decreases below $10.00, any increase in NAV per share to $10.00 with respect to that class will not be included in the calculation of the performance component. No performance fee was recorded for the year ended December 31, 2012.

        Our Advisor has agreed to fund our offering and organization expenses through the escrow period. In addition, our Advisor has agreed to fund our operating expenses through the escrow period that ended on November 1, 2012, including, without limitation, director compensation and legal, accounting, tax and consulting fees. We will reimburse our Advisor for these expenses ratably on a monthly basis over the period beginning November 1, 2013 and ending October 31, 2017. Through December 31, 2012, these expenses totaled approximately $6.4 million, and as of March 31, 2013, no reimbursements in respect of such amount have been made to our Advisor.

        We will reimburse our Advisor for all expenses paid or incurred by our Advisor in connection with the services provided to us, subject to the limitations described below under the heading "2%/25% Guidelines." On November 5, 2012, we entered into an expense support agreement with our Sponsor whereby our Sponsor, in its sole discretion, will reimburse us for, or pay on behalf of us, all or a portion of our total operating expenses, and any additional organization and offering expenses we may incur. Through December 31, 2012, we had incurred $475,484 for which our Sponsor will reimburse us for. Once we raise $350.0 million in gross offering proceeds, we are required to reimburse our Sponsor for these costs in the amount of $250,000 per quarter.

        Our Advisory Agreement has a one-year term expiring May 16, 2013, subject to an unlimited number of successive one-year renewals upon mutual consent of the parties. Prior to any renewal of the Advisory Agreement, on an annual basis, the Board of Directors is required to evaluate the performance of the Advisor. We may terminate the Advisory Agreement without penalty upon 60 days' written notice. If we terminate the Advisory Agreement, we will pay our Advisor all unpaid advances for operating expenses pursuant to the reimbursement schedule described above and all earned but unpaid fees.

        Our Advisor is wholly owned by our Sponsor, which is wholly owned by Clarion Partners Holdings LLC. Stephen B. Hansen, our chairman of the Board, Edward L. Carey, our chief executive officer, and Douglas L. DuMond, our president, each owns a minority interest in Clarion Partners Holdings LLC.

2%/25% Guidelines

        As described above, our Advisor is entitled to reimbursement of certain expenses. However, we will not reimburse our Advisor at the end of any fiscal quarter for "total operating expenses" that for the four consecutive fiscal quarters then ended, or the "expense year," exceeded the greater of (1) 2% of our average invested assets or (2) 25% of our net income, which we refer to as the "2%/25% Guidelines." Our Advisor must reimburse us quarterly for any amounts by which our total operating expenses exceed the 2%/25% Guidelines in the expense year, unless our independent directors have determined that such excess expenses were justified based on unusual and non-recurring factors. Our Advisor must reimburse us for the amount by which our operating expenses for the proceeding four fiscal quarters then ended exceed the 2%/25% Guidelines.

        For purposes of these limits, (1) "total operating expenses" are our aggregate expenses paid or incurred as determined under GAAP, including the advisory fee, but excluding: (a) the expenses of raising capital such as organization and offering expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses, and tax incurred in connection with the issuance, distribution, transfer and registration of our shares; (b) interest payments; (c) taxes; (d) non-cash expenditures such as depreciation, amortization and bad debt reserves; (e) reasonable incentive fees based on the gain in the sale of our assets; and (f) acquisition fees, acquisition expenses, brokerage fees on resale of properties and other expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property); (2) "average invested assets" is the average of the aggregate book value of our assets (other than intangibles) invested, directly or indirectly, in real estate and other real estate related assets, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during the period; and (3) "net income" is our total revenues less our total expenses excluding reserves for depreciation, bad debts and other similar non-cash reserves. At December 31, 2012, no reimbursements relating to these guidelines had been paid to our Advisor.

Joint Venture Investment

        On October 18, 2012, CPPT Lehigh LLC, a Delaware limited liability company ("CPPT Lehigh"), and a wholly owned subsidiary of our operating partnership, entered into a joint venture agreement with LIT Industrial Limited Partnership, a Delaware limited partnership ("LIT"), a limited partnership indirectly owned by Lion Industrial Trust, a privately held REIT managed by the Sponsor, to form LIT/CPPT Lehigh Venture LLC (the "Venture") for the purpose of purchasing and operating a property known as Lehigh Valley South ("Lehigh Valley South"). CPPT Lehigh contributed $9,843,750 in cash to the Venture, and LIT contributed its 50% ownership interest in Lehigh Valley South to the Venture.

        Lehigh Valley South was previously owned by Lehigh Valley South Industrial, LLC ("Lehigh Industrial"), an entity indirectly owned by LIT and Trammell Crow Company ("TCC"). LIT and TCC originally developed the property in 2008.

        Pursuant to the terms of the joint venture agreement, LIT will serve as the administrative member and manage the day-to-day affairs of the Venture. The joint venture agreement contains a list of customary major decisions that require the approval of both Lion and CPPT Lehigh. After an initial lock-out period, which expires on April 1, 2013, either member can cause the Venture to sell Lehigh Valley South after first providing a right of first offer to the other member.

        Our Board of Directors, including the independent directors not otherwise interested in the transaction, approved the joint venture and its terms as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by other joint venturers.

Currently Proposed Transactions

        There are currently no proposed material transactions with any related person other than those covered by the terms of the agreements described above.

Policies and Procedures for Transactions with Related Persons

        In order to reduce or eliminate certain potential conflicts of interest, the Charter and our Advisory Agreement contain restrictions and conflict resolution procedures relating to transactions we enter into with our Advisor, our directors or their respective affiliates. Each of the restrictions and procedures that apply to transactions with our Advisor and its affiliates will also apply to any transaction with any entity or real estate program controlled by our Advisor and its affiliates. As a general rule, any related party transaction must be approved by a majority of the directors (including a majority of independent directors) not otherwise interested in the transaction. In determining whether to approve or authorize a particular related party transaction, these persons will consider whether the transaction between us and the related party is fair and reasonable to us and has terms and conditions no less favorable to us than those available from unaffiliated third parties.

Code of Ethics

        We have adopted a Code of Ethics that applies to all of our executive officers and directors, including, but not limited to, our principal executive officer, our principal financial officer and our principal accounting officer. Our Code of Ethics is available at www.clarionpartnerstrust.com by clicking on "Investor Information—Corporate Governance—Clarion Partners Property Trust Code of Ethics." If in the future we amend, modify or waive a provision in the Code of Ethics, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting promptly such information on our website.

 AUDIT COMMITTEE REPORT

        The following report of the audit committee of the Board of Directors (the "Audit Committee") is not deemed to be "soliciting material" or "filed" with the SEC or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.

        The Audit Committee has reviewed and discussed with management and Ernst & Young LLP the audited financial statements of Clarion Partners Property Trust Inc. as of and for the year ended December 31, 2012 and was advised by Ernst & Young LLP it would render an unqualified opinion with respect to the year-end consolidated financial statements.

        The Audit Committee has discussed with Ernst & Young LLP the matters specified in Statement on Auditing Standards No. 61, Communications with Audit Committees (SAS61) as amended and as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

        The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by PCAOB Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, and has discussed with Ernst & Young LLP its independence.

        The Audit Committee has discussed with Ernst & Young LLP matters required to be discussed by the PCAOB Auditing Standard No. 16, Communications with Audit Committee, and has discussed with Ernst & Young LLP the overall scope and plan for its activities.

        Based on the reviews and discussions referred to above, the Audit Committee recommends to the Board of Directors that the financial statements referred to above be included Clarion Partners Property Trust Inc.'s Annual Report on Form 10-K for the year ended December 31, 2012.

Audit Committee
Jon K. Haahr
Michael J. Havala

INDEPENDENT AUDITOR'S FEES

Independent Registered Public Accounting Firm

        During the years ended December 31, 2012 and 2011, Ernst & Young LLP, or Ernst & Young, served as our independent registered public accounting firm and provided certain tax and other services. Ernst & Young has served as our independent registered public accounting firm since our formation.

Pre-Approval Policies

        In order to ensure that the provision of such services does not impair the auditors' independence, the audit committee charter imposes a duty on the audit committee to pre-approve all auditing services performed for us by our independent auditors, as well as all permitted non-audit services. In determining whether or not to pre-approve services, the audit committee will consider whether the service is a permissible service under the rules and regulations promulgated by the SEC. The audit committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided any such approval is presented to and approved by the full audit committee at its next scheduled meeting.

        All services rendered by Ernst & Young for the years ended December 31, 2012 and 2011, were pre-approved in accordance with the policies and procedures described above.

Principal Independent Registered Public Accounting Firm Fees

        The audit committee reviewed the audit and non-audit services performed by Ernst & Young, as well as the fees charged by Ernst & Young for such services. In its review of the non-audit service fees, the audit committee considered whether the provision of such services is compatible with maintaining the independence of Ernst & Young. The aggregate fees billed to us for professional accounting services, including the audit of our annual financial statements by Ernst & Young for the years ended December 31, 2012 and 2011, are set forth in the table below.

	2012	2011
Audit fees	$131,100	$50,000
Audit-related fees	12,500	54,000
Tax fees	—	—
All other fees	—	—

Total	$143,600	$104,000

        For purposes of the preceding table, Ernst & Young's professional fees are classified as follows:

  •
  Audit fees—These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by Ernst & Young in order for them to be able to form an opinion on our consolidated financial statements.

  •
  Audit-related fees—These fees cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements, such as services associated with filing registration statements, periodic reports and other filings with the SEC, and audits of acquired properties or businesses.

  •
  Tax fees—These are fees for all professional services performed by professional staff in our independent auditor's tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Our common stock is not registered pursuant to Section 12 of the Exchange Act. Our directors, executive officers and the holders of more than 10% of our common stock are not subject to Section 16(a) of the Exchange Act, and they were not required to file reports under Section 16(a) of the Exchange Act for the fiscal years ended December 31, 2012. We will be subject to Section 16(a) of the Exchange Act once we have filed our Form 8-A with the SEC.

COMPENSATION COMMITTEE REPORT

        The Company does not have a standing compensation committee. The Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Board of Directors recommended that the Compensation Discussion and Analysis be included in this Proxy Statement.

Stephen B. Hansen
Edward. L Carey
Douglas L. DuMond
Darlene T. DeRemer
Jerome W. Gates
Jon K. Haahr
Michael J. Havala

 OTHER MATTERS PRESENTED FOR ACTION AT THE 2013 ANNUAL MEETING

        Our Board of Directors does not intend to present for consideration at the Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, the persons named in the proxy will vote thereon pursuant to the discretionary authority conferred by the proxy.

STOCKHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING

Stockholder Proposals in the Proxy Statement

        Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder's proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. Under Rule 14a-8, in order for a stockholder proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2014 annual meeting of stockholders, proposals must be received at our principal executive offices no later than December 30, 2013.

Stockholder Proposals and Nominations for Directors to Be Presented at Meetings

        For any proposal that is not submitted for inclusion in our proxy material for the Annual Meeting but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits unless we receive timely notice of the proposal in accordance with the procedures set forth in our bylaws. Under our bylaws, for a stockholder proposal to be properly submitted for presentation at our 2014 annual meeting of stockholders, our secretary must receive written notice of the proposal at our principal executive offices during the period beginning on November 30, 2013 and ending at 5:00 p.m., Eastern Time, on December 30, 2013. Any proposal received after the applicable time in the previous sentence will be considered untimely. Additionally, a stockholder proposal must contain information specified in our bylaws, including, among other things, the following:

  1.
  as to each director nominee,

  •
  the name, age, business address, and residence address of the nominee;

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  the class, series and number of any shares of stock or other securities of the Company beneficially owned by the nominee;

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  the date such shares were acquired and the investment intent of such acquisitions;

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  all other information relating to the nominee that is required under Regulation 14A under the Exchange Act to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required; and

  2.
  as to any other business that the stockholder proposes to bring before the meeting,

  •
  a description of the business to be brought before the meeting, the stockholder's reasons for proposing such business at the meeting and any material interest in such business of such stockholder or any Stockholder Associated Person (as defined in the bylaws), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom;

  3.
  as to the proposing stockholder (and the Stockholder Associated Persons, if any), the class, series and number of all shares of stock of the Company owned by the proposing stockholder (and the Stockholder Associated Persons, if any), and the nominee holder for, and number of, shares owned beneficially but not of record by the proposing stockholder (and the Stockholder Associated Persons, if any); and

  4.
  as to the proposing stockholder (and the Stockholder Associated Persons, if any) covered by clauses (2) or (3) above,

  •
  the name and address of the proposing stockholder (and the Stockholder Associated Persons, if any) as they appear on the Company's stock ledger, and current name and address, if different; and

  •
  the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person; and

  5.
  to the extent known by the proposing stockholder, the name and address of any other stockholder supporting the director nominee or the proposal of other business on the date of the proposing stockholder's notice.

        A "Stockholder Associated Person" means (i) any person acting in concert with such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iii) any person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such stockholder or such Stockholder Associated Person.

        All nominations must also comply with the Charter. All proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: Clarion Partners Property Trust Inc., 230 Park Avenue, New York, New York 10169, Attention: L. Michael O'Connor (telephone: 212-883-2685).

By Order of the Board of Directors,
/s/ STEPHEN B. HANSEN Stephen B. Hansen Chairman

P.O. BOX 55046 BOSTON, MA 02205-5046

  Vote by Internet

Please go to the electronic voting site at www.eproxyvote.com/clarion. Follow the on-line instructions. If you vote by internet, you do not have to return your proxy card.

Vote by Mail

  Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

Remember to sign and date the proxy card below. Please ensure the address to the right shows through the window of the enclosed postage-paid return envelope.

Proxy Tabulator
PO Box 55046
Boston MA 02205-9836

Please mark your choice like this X in blue or black ink.

The Board of Directors recommends a vote “FOR ALL” the nominees for director listed below.

1.	To elect seven directors for one-year terms expiring in 2014 and until their successors are duly elected and qualified:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

	Nominees:	☐	☐	☐
(01) Stephen B. Hansen
(02) Edward L. Carey
(03) Douglas L. DuMond
(04) Darlene T. DeRemer
(05) Jerome W. Gates
(06) Jon K. Haahr
(07) Michael J. Havala

*To withhold authority to vote for any nominee(s), mark the box “FOR ALL EXCEPT” and write the number(s) of the nominee(s) below:

2.	To consider and act on such matters as may properly come before the Annual Meeting and any adjournment thereof.

PLEASE MARK, SIGN AND DATE, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED BELOW.

Please print and sign exactly as your name(s) appear(s) on this card to authorize the voting of your shares.  When signing as attorney or executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.  For joint accounts, each joint owner must sign.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owner)	Date

Important Notice Regarding the Availability of Proxy Materials

for the Annual Stockholders Meeting to Be Held on Thursday, June 13, 2013.

The Proxy Statement and the 2012 Annual Report are available at: www.eproxyvote.com/clarion.

CLARION PARTNERS PROPERTY TRUST INC.

230 PARK AVENUE

NEW YORK, NEW YORK 10169

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 13, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder hereby appoints Amy L. Boyle and L. Michael O’Connor, each as proxy and attorney-in-fact, with full power of substitution as determined by the Board of Directors of Clarion Partners Property Trust Inc., on behalf and in the name of the undersigned, to attend the 2013 Annual Meeting of Stockholders of Clarion Partners Property Trust Inc. to be held at 1:00 p.m. (local time) on Thursday, June 13, 2013, at the principal executive offices of the Company, located at 230 Park Avenue, 12th Floor, New York, New York 10169, and any adjournments or postponements thereof, and to cast on behalf of the undersigned all votes which the undersigned would be entitled to cast if personally present, as indicated on the reverse side of this ballot, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present.  The undersigned acknowledges receipt of the Proxy Statement, Notice of Annual Meeting of Stockholders and the 2012 Annual Report, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Annual Meeting.

When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed on the reverse side.  If no direction is made, the votes entitled to be cast by the undersigned stockholder will be cast “FOR ALL” the nominees for director listed in Proposal 1.  At the present time, the Board of Directors knows of no other matters to be presented at the Annual Meeting.